EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Angeion Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                     /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
April 20, 1998